       1                                           Exhibit 99(d)





                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549





                               FORM 11-K


                             ANNUAL REPORT


                    Pursuant to Section 15(d) of the
                     Securities Exchange Act of 1934


               For the fiscal year ended November 28, 1993



   A.  Full title of the plan and the address of the plan, if different from that of the issuer named below:

                 EMPLOYEE THRIFT PLAN OF MCDONNELL DOUGLAS
                        CORPORATION - HOURLY PLAN

   B.  Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                       MCDONNELL DOUGLAS CORPORATION

                               P.O. BOX 516

                         ST. LOUIS, MISSOURI  63166

   Financial Statements and Exhibits
   ----------------------------------
   a.  Financial Statements

       The following financial statements of the Plan, together with the report of Ernst & Young, Independent Auditors, are included herein:

         Statement of Net Assets Available for Plan Benefits as of November 28, 1993 and November 29, 1992

         Statement of Changes in Net Assets Available for Plan Benefits for the fiscal years ended November 28, 1993, November 29, 1992 and November 24, 1991




       2                                           Exhibit 99(d)


        Notes to Financial Statements

   b.  Exhibits

       The following financial statements and schedule of the McDonnell Douglas Corporation - Master Savings Trust, together with the report of Ernst & Young, Independent Auditors are included herein:

         Statement of Net Assets as of November 28, 1993 and
         November 29, 1992

         Statement of Changes in Trust Equity for the fiscal years ended November 28, 1993, November 29, 1992 and November 24, 1991

         Notes to Financial Statements

         Schedule - Investments in Securities as of November 28, 1993

                              Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this annual report to be signed on its behalf by the undersigned thereunto duly authorized.

                  EMPLOYEE THRIFT PLAN OF MCDONNELL
                   DOUGLAS CORPORATION-HOURLY PLAN
                  ---------------------------------
                           (Name of Plan)

                  Date:  March 17, 1994

                  /s/ R. M. Smoski

                  R. M. Smoski, Director, Compensation Administration